UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2016

MARRONE BIO INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36030	20-5137161
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1540 Drew Avenue, Davis, CA		95618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (530) 750-2800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On May 31, 2016, Marrone Bio Innovations, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its senior secured promissory notes, dated August 20, 2015, in the aggregate principal amount of $40 million (the “Notes”) issued and sold to Ivy Science & Technology Fund, Waddell & Reed Advisors Science & Technology Fund and Ivy Funds VIP Science & Technology (the “Investors”). Pursuant to the Amendment, the Investors agreed to delete from the Notes the provisions that had required the Company to maintain a $15 million minimum cash balance.

The foregoing summary of the terms of the Amendment does not purport to be complete and is qualified in its entirety by the Amendment and the Notes. A copy of the Amendment is attached hereto as Exhibit 10.1, and such exhibit is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On June 2, 2016, the Company issued a press release announcing the Amendment, and on June 1, 2016, the Company and Koch Agronomic Services, LLC issued a joint press release regarding the Company’s grant of exclusive row crop sales rights for the Company’s Regalia brands. Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein in their entirety by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Omnibus Amendment No. 1 to Notes, dated as of May 31, 2016, by and among Marrone Bio Innovations, Inc., Ivy Science & Technology Fund, Waddell & Reed Advisors Science & Technology Fund and Ivy Funds VIP Science & Technology.

99.1	Press release issued on June 2, 2016 by Marrone Bio Innovations, Inc.

99.2	Joint press release issued on June 1, 2016 by Marrone Bio Innovations, Inc. and Koch Agronomic Services, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRONE BIO INNOVATIONS, INC.

Dated: June 2, 2016	By:	/s/ Linda V. Moore
Linda V. Moore
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Omnibus Amendment No. 1 to Notes, dated as of May 31, 2016, by and among Marrone Bio Innovations, Inc., Ivy Science & Technology Fund, Waddell & Reed Advisors Science & Technology Fund and Ivy Funds VIP Science & Technology.

99.1	Press release issued on June 2, 2016 by Marrone Bio Innovations, Inc.

99.2	Joint press release issued on June 1, 2016 by Marrone Bio Innovations, Inc. and Koch Agronomic Services, LLC.